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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                  JUNE 21, 2000
                Date of Report (Date of earliest event reported)



                        CYPRESS SEMICONDUCTOR CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                1-10079                  94-2885898
      ---------------        ----------------          ------------------
      (State or other        (Commission File          (I.R.S. Employer
      jurisdiction of             Number)              Identification No.)
       incorporation)


                             3901 NORTH FIRST STREET
                         SAN JOSE, CALIFORNIA 95134-1599
                    (Address of principal executive offices)



                                 (408) 943-2600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               Exhibit 12.1  Ratio of Earnings to Fixed Charges

               Exhibit 99.1 Press Release of Cypress Semiconductor Corporation dated June 21, 2000


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CYPRESS SEMICONDUCTOR CORPORATION


Date: June 21, 2000                        By: /s/ Emmanuel Hernandez
                                              ---------------------------------
                                              Name: Emmanuel Hernandez
                                              Title: Executive Vice President,
                                                     Finance and Administration,
                                                     and Chief Executive Officer

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                          INDEX TO EXHIBITS FILED WITH
               THE CURRENT REPORT ON FORM 8-K DATED JUNE 21, 2000


Exhibit                         Description
-------     --------------------------------------------------
 12.1       Ratio of Earnings to Fixed Charges
 99.1       Press Release of Cypress Semiconductor Corporation
            dated June 21, 2000


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